Property and Equipment - Schedule of Property and Equipment (Details) - USD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Property and equipment, gross		$ 11,860	$ 11,809
Accumulated depreciation		5,228	4,034
Property and equipment, net		6,632	7,775
Laboratory Equipment [Member]
Property and equipment, gross	[1]	4,705	4,667
Computers [Member]
Property and equipment, gross		304	291
Office Furniture and Equipment [Member]
Property and equipment, gross		198	198
Leasehold Improvements [Member]
Property and equipment, gross		$ 6,653	$ 6,653

[1]	Laboratory equipment category includes the finance lease (see also Note 5) with cost of $1.1 million as of December 31, 2020 and 2019. The related accumulated depreciation for the finance lease as of December 31, 2020 and 2019 is $0.5 million and $0.3 million, respectively.